SUPPLEMENT DATED MAY 1, 2023
To the following variable annuity prospectuses:
Allianz Index Advantage® New York
issued on or before December 31, 2022
Allianz Index Advantage® New York
issued on or after January 1, 2023

Dated May 1, 2023

ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following is added to “Information on Allianz Life of New York — Executive Compensation.”

CEO Pay Ratio
At December 31, 2022, Allianz Life of NY did not have any direct employees; accordingly, the following information is presented with respect to Allianz Life of NY’s parent company, Allianz Life Insurance Company of North America (“Allianz Life”). References to “we” and “our” in the following disclosure refer to Allianz Life.
In accordance with SEC rules, we determined the annual total compensation of our median compensated employee and present a comparison of that annual total compensation to the annual total compensation of our President and Chief Executive Officer (“CEO”), Jasmine M. Jirele (who is also the Chief Executive Officer of Allianz Life of NY).
•	The 2022 annual total compensation of our CEO was $3,221,935.
•	The 2022 annual total compensation of our median compensated employee was $114,713.
Accordingly, we estimate the ratio of our CEO's annual total compensation to the annual total compensation of our median compensated employee for 2022 was 28 to 1.
Determining the Median Compensated Employee
In 2022, we determined the median compensated employee by collecting compensation data for all employees, including full-time, part-time, seasonal, and temporary employees, excluding our CEO, employed by the Company as of December 31, 2022. We selected December 31, 2022 as the date upon which we would identify the median employee because it enabled us to make such identification in a reasonably efficient manner and it aligns with the methodology used in the other compensation-based disclosures above. As of December 31, 2022, our employee population consisted of 2,214 individuals. We do not have any employees who work outside of the U.S.
We identified our median compensated employee, using total compensation as our compensation measure, which included annual base salary, cash-based incentive compensation, long-term incentive compensation, and sales-based incentive compensation earned for 2022, plus employer contributions to the Allianz Asset Accumulation Plan, life insurance premiums, and other compensation. Compensation for full-time employees hired after January 1, 2022, was annualized for the full year 2022. We did not make any cost of labor adjustments as the majority of our employees are compensated based upon the cost of labor in Minneapolis, MN, the location of our corporate headquarters. We did not include amounts representing employer medical and dental contributions. This methodology was consistently applied to all our employees included in the calculation and is consistent with the methodology we use for our NEOs as set forth in the 2022 Summary Compensation Table.
Our pay ratio and compensation amount have been calculated using methodologies and assumptions consistent with SEC rules. The ratio and compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that employee's total compensation may vary significantly among companies.

PRO-002-0523
(INY-023, INY-003)